UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2004

HALLIBURTON COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-3492	No. 75-2677995
(Commission File Number)	(IRS Employer Identification No.)

1401 McKinney, Suite 2400, Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

(713) 759-2600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.  Entry into a Material Definitive Agreement.

On September 30, 2004, the Emerging Issues Task Force (EITF) reached a consensus on Issue No. 04-08, which changes the treatment of contingently convertible debt instruments in the calculation of diluted earnings per share. EITF Issue No. 04-08 provides that these types of debt instruments should be included in the earnings per share computation (if dilutive) regardless of whether the contingency feature has been met.

In December 2003 the Financial Accounting Standards Board ("FASB") issued an Exposure Draft, "Earnings per Share -- an Amendment of FASB Statement No. 128," which would amend the computational guidance of Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings per Share." The proposed statement would eliminate the provisions of SFAS 128 which permit an entity to rebut the presumption that instruments with the option of settling in either cash or shares will be settled in shares.

When adopted, these proposed statements could result in a dilution of Halliburton Company’s earnings per share, unless certain changes are made to our 3 [% Convertible Senior Notes due July 15, 2023.

On December 17, 2004, Halliburton Company (“Halliburton”) entered into a supplemental indenture (the “First Supplemental Indenture”) with JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, with respect to its 3 [% Convertible Senior Notes due July 15, 2023 (the “Convertible Senior Notes”). The First Supplemental Indenture amends certain provisions of the Indenture dated as of June 30, 2003 between Halliburton and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee (the “Indenture”), to eliminate Halliburton’s right to settle the conversion of the Convertible Senior Notes solely in shares of Halliburton’s common stock. The supplemental indenture requires Halliburton to satisfy its conversion obligation with respect to the Notes in cash, rather than in shares of its common stock, for at least the aggregate principal amount of the Notes to be converted.

For a complete description of the Convertible Senior Notes, please refer to (i) the Indenture, which has been filed with the SEC, and (ii) the First Supplemental Indenture, which is attached to this report as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

The exhibit listed below is filed herewith.

(c)  Exhibits.

4.1	First Supplemental Indenture dated as of December 17, 2004 between Halliburton and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, to Indenture dated as of June 30, 2003, between Halliburton and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: December 21, 2004             By: /s/ Margaret E. Carriere
Margaret E. Carriere
Vice President and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1
First Supplemental Indenture dated as of December 17, 2004 between Halliburton and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee, to Indenture dated as of June 30, 2003, between Halliburton and JPMorgan Chase Bank, National Association (formerly JPMorgan Chase Bank), as trustee.